UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21359

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, is as follows:

www.mbiaclaymore.com

... your stream to the LATEST,

most up-to-date INFORMATION about the

MBIA Capital/Claymore Managed Duration

Investment Grade Municipal Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.mbiaclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

MBIA Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dear Shareholder

I am pleased to submit the annual shareholder report for the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the fiscal year ended July 31, 2006. As you may know, the Fund’s investment objective is to provide high current income exempt from regular Federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. The Fund seeks to achieve these objectives by investing at least 80% of its assets in municipal bonds of investment grade quality and normally investing substantially all of its assets in securities of investment grade quality.

MBIA Capital Management Corp. (“MBIA”) is the Fund’s Investment Adviser and is owned by MBIA Asset Management Group, a $55 billion dollar manager of fixed-income products. Its parent company, MBIA Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

In the fiscal year ended July 31, 2006, the Fund produced a total return of 1.57% at net asset value (“NAV”). This represents a change in NAV to $14.25 on July 31, 2006 from $14.68 at the start of the period, plus the reinvestment of monthly dividends. During the fiscal year, the Fund generated a negative total return of 1.60% on a market value basis. This represents a change in the Fund’s market price to $12.29 on July 31, 2006 from $13.15 on July 31, 2005, plus the reinvestment of monthly dividends.

As was the case with many of the Fund’s peers, the Fund reduced its monthly dividend. Effective in June 2006, the monthly dividend was reduced to $0.047 per share from $0.056 per share. The increased costs of the Fund’s leveraging strategy due to rising short-term interest rates coupled with relatively flat long-term interest rates have continued to apply pressure on the Fund’s dividend. In light of the prevailing interest rate conditions, this new dividend rate more accurately reflects the earning power of the Fund’s underlying portfolio.

Over the course of the Fund’s fiscal year, the Federal Reserve Board (the “Fed”) raised the federal funds interest rate eight times. At the end of the fiscal year, the short-term interest rate was 5.25%, up from 3.25% at the start of the fiscal year. The federal funds rate now stands at 5.25% versus 1.00% when the Fund came to market in August 2003. These continued short-term interest rate increases have produced a flat U.S. Treasury yield curve which was inverted for a portion of the fiscal year. Essentially, short-term interest rates rose significantly while long-term rates rose more modestly, causing shorter-term securities to underperform longer-term securities. As investors looked for yield, they favored lower quality and non-investment grade securities that were generally producing higher yields than higher quality and investment-grade securities. This provided a challenging environment for the Fund as it invests primarily in investment-grade securities with varying maturities.

Annual Report | July 31, 2006 | 3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Dear Shareholder continued

The Fund employs a long-term hedging strategy to manage duration and to attempt to reduce volatility as long-term interest rates trend higher. We initiated this hedging strategy at the time of the Fund’s inception because we believed that long-term interest rates were poised to rise. Historically, long-term rates have risen during periods when the Fed has executed a fed funds interest rate tightening program. The flattening yield curve that we’ve witnessed over the past two years is highly unusual given the ongoing hikes in short-term interest rates. While the hedge cost performance during this fiscal year, we continue to believe that our hedging strategy is prudent as the future direction of interest rates remains uncertain.

Municipal securities generally outperformed U.S. Treasury securities during the Fund’s fiscal year. The issuance of municipal securities has slowed in 2006, but demand remains strong. We believe that municipal securities continue to represent good relative value and continue to be a prudent fixed-income investment. While lower quality securities outperformed higher quality, investment grade municipal securities during the Fund’s fiscal period, we expect to see movement into higher quality investment-grade securities when long-term interest rates begin to rise more significantly and credit spreads begin to widen.

Sincerely,

Clifford D. Corso
MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

4 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Questions & Answers

Clifford D. Corso – Portfolio Manager

Mr. Corso is President of MBIA Capital Management Corp. which is owned by MBIA Asset Management Group. Mr. Corso joined the firm in 1994 and developed its fixed-income asset management platform and now directs the investment of more than $55 billion in fixed-income assets. Throughout his 20-year career, he has managed a wide array of fixed-income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso holds an MBA degree from Columbia University.

E. Gerard Berrigan – Portfolio Manager

Mr. Berrigan is a Managing Director and heads portfolio management for MBIA Capital Management Corp. He joined the firm in 1994 and is a member of the Investment Strategy Committee, the Investment Review Committee and Market Risk Committee. Mr. Berrigan has more than 15 years of experience in securities trading and portfolio management. He holds an MBA degree from Columbia University.

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund portfolio management team continues to be led by Clifford Corso. Mr. Corso has led the portfolio management team since the Fund’s inception. E. Gerard Berrigan assists Mr. Corso in the management of the Fund’s portfolio. During the most recent reporting period, Sue Voltz and Patrick Tucci left MBIA to pursue other opportunities. The Fund continues to be managed by a team concept and there has been no change in the team’s investment philosophy, objective or strategy.

In the following interview Portfolio Managers Clifford D. Corso and E. Gerard Berrigan discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) for the Fund’s fiscal year ended July 31, 2006.

Will you please provide a brief overview of the municipal market during the 12-month period ended July 31, 2006?

During the period the Federal Reserve Board (the “Fed”) continued its interest rate tightening cycle and raised short-term interest rates eight times – from 3.25% at the start of the fiscal year to 5.25% by July 31, 2006. The federal funds rate now stands at 5.25% versus 1.00% when the Fund came to market in August 2003. The economy grew at a moderate pace throughout most of the fiscal year, but the slowdown in the housing market and lagging effects of higher interest rates and energy prices could suggest a downturn in future economic growth. At the same time inflation continues to be a concern. The Fed has recently decided to pause in its interest rate tightening cycle to see whether or not recent signs of a slowing economy will, by itself, remove inflationary pressures.

Municipal bonds generally outperformed Treasury bonds during the period. While the municipal bond yield curve continued to flatten (yields on short-maturity bonds rose faster than yields on long-maturity bonds), the Treasury yield curve flattened more dramatically and even inverted for a portion of the fiscal year.

After a record high level of issuance of more than $408 billion in 2005, new issuance of municipal securities slowed in the first seven months of 2006. Demand for municipal securities, however, remained strong and continued to provide support for the municipal bond market. Demand came from property and casualty insurers and non-traditional municipal investors such as hedge fund managers who invested across all maturities and were attracted to the asset class due to attractive valuations versus taxable bonds. As investors continued to search for favorable income levels, non-investment grade and lower quality investment grade municipal bonds were the strongest performers during the year as were bonds with longer maturities and durations.

How did this backdrop affect the Fund’s performance?

This backdrop created a challenging environment for the Fund, which invests, by objective at least 80% of its assets in investment grade municipal securities and substantially all of its assets in investment grade quality investments. The Fund also maintains a generally shorter duration than most of its peers. The Fund provided a negative market price total return of 1.60%, which includes the reinvestment of the Fund’s monthly dividends. The Fund gained on a net asset value (“NAV”) basis, generating a total return of 1.57%, which includes the reinvestment of the Fund’s monthly dividends. For NAV performance comparison purposes, the Lehman Brothers Municipal Bond Index returned 2.55% for the 12-month period. The Fund’s hedging strategy, which was put into place to help protect the Fund from rising long-term interest rates, detracted from relative performance as long bond rates rose modestly during the fiscal year.

Annual Report | July 31, 2006 | 5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

Which issues or trends most helped the Fund’s performance and why?

The Fund’s positions in housing bonds and hospital bonds continued to help performance. The Fund held an overweight position in these sectors relative to the Lehman Brothers Municipal Bond Index and both sectors posted strong returns and outperformed the index. The housing bonds, which are backed by pools of mortgages, benefited primarily due to their longer final maturities. The Fund’s hospital bonds were supported by the improving credit quality of the sector as well as the market’s continued high demand for higher yielding assets.

Which areas of the Fund hurt performance during the period?

The Fund’s investment grade objective and shorter duration hurt performance relative to its peers. The Fund’s long-term hedging strategy also cost performance. We initiated this hedging strategy at the time of the Fund’s inception because we believed that long-term interest rates were poised to rise. Historically, long-term rates have risen during periods when the Fed has executed a fed funds rate tightening program. The flattening yield curve that we’ve witnessed over the past two years is highly unusual given the ongoing hikes in short-term interest rates. In the second half of this 12-month period, interest rates on long-term municipal bonds began to rise modestly. Unfortunately long-term rates did not rise enough for the hedging strategy to add value, and the Fund lost money on the hedge.

We have maintained the hedge because we believe that long-term rates will increase more significantly in the coming year. If that happens, the strategy should benefit the Fund by providing capital appreciation on the hedge. Of course, the risk remains that long rates could reverse course, but we don’t anticipate that to occur in any substantive or consistent fashion.

Did you make any structural changes to the Fund’s portfolio?

We made no meaningful changes in terms of the Fund’s positioning on the yield curve or from a duration standpoint, believing that this is the correct position in the context of our outlook. From a credit standpoint, we did elect to reduce our exposure to issuers in the Commonwealth of Puerto Rico due to a negative credit trend. We reduced such holdings in half to about 4% of long-term investments. Spreads did indeed widen in the period, and have since begun to tighten moderately, but remain historically wide.

Will you tell us about the duration of the Fund and how you manage it?

The Fund’s duration moved lower throughout the fiscal year. Duration is a measure of the interest rate sensitivity of a fixed-income portfolio which incorporates time-to-maturity and coupon size. The larger the duration number, the greater the interest rate risk.

At the start of the period, the Fund’s option-adjusted duration was 8.9 years. At the end of the period duration stood at 8.2 years. The duration declined for several reasons. First, was the result of the natural aging of the portfolio, meaning bonds are moving closer to their maturity dates. The duration also declined as the result of some issues having been pre-refunded, which moved a portion of the portfolio to a 10-year maturity range from a 20-year maturity range. We’re comfortable with the Fund’s current duration stance in a time when we expect to see long-term interest rates begin to rise. The Fund’s hedging strategy is structured as another way to manage duration and attempt to reduce portfolio volatility as interest rates trend higher. Should we see a major shift in the interest-rate environment, we’d adjust the Fund’s duration to reflect our revised outlook.

Please tell us about the Fund’s distributions during the period.

As was the case with many of the Fund’s peers, the Fund reduced its monthly dividend. Effective in June 2006, the dividend was reduced to $0.047 per share from $0.056 per share. The increased costs of the Fund’s leveraging strategy due to rising short-term interest rates coupled with relatively flat long-term interest rates have continued to apply pressure on the Fund’s dividend. The new dividend rate more accurately reflects the earning power of the Fund’s underlying portfolio.

How have higher short-term interest rates impacted the Fund’s leverage?

The Fund, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to fund the purchase of additional securities that provide increased income and

6 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

potentially greater appreciation to common shareholders than could be achieved from an un-leveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an un-leveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. During the period, rising short-term interest rates increased the Fund’s cost of leverage. While our cost of leverage increased, it still added overall value. We will continue to employ a leveraged strategy as long as there is a benefit to doing so.

What is your outlook for the municipal market in 2006?

We have a favorable outlook for the municipal market. While we believe that the Fed is nearing the end of its rate tightening cycle, we would not be surprised by some additional rate hikes this year. We also expect to see the yield curve begin to steepen modestly and long rates to rise further by year’s end. Longer-maturity, lower-quality municipal bonds are expensive on a historical basis, but demand remains strong and appears able to support current levels. Over time, however, we believe that higher quality issues with more defensive durations will perform well. Spreads in the municipal market are very tight and we expect to see investors begin returning to higher quality securities.

New municipal issuance is anticipated to decline from record 2005 levels, but we expect that demand will remain strong which would of course support municipal valuations. Municipal bonds have outperformed Treasuries in the first seven months of 2006, and we expect it to continue as supply and demand characteristics remain attractive.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

MZF Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds. The secondary market for Municipal Bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There are also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

Annual Report | July 31, 2006 | 7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund Summary | As of July 31, 2006 (unaudited)

Fund Information

Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 07/31/06:	$12.29
Net Asset Value as of 07/31/06:	$14.25
Yield on Closing Market Price as of 07/31/06:	4.59%
Taxable Equivalent Yield on Closing Market Price as of 07/31/06[1]:	7.06%
Current Monthly Distribution Per Common Share[2]:	$0.047
Annualized Monthly Distribution Per Common Share:	$0.564
Leverage as of 07/31/06[3]:	38%

[1]	Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

[2]	Monthly distribution is subject to change.

[3]	As a percentage of managed assets.

Total Returns

(Inception 8/27/03)	Market	NAV
One Year	-1.60%	1.57%
Since Inception – average annual	-1.48%	4.81%

Share Price & NAV Performance

State/Territory Allocation*

*	As a percentage of long-term municipal bonds and notes.

Portfolio Concentration*

*	As a percentage of long-term municipal bonds and notes, preferred shares and swaptions.

Maturity Breakdown*

*	As a percentage of long-term municipal bonds and notes, preferred shares and swaptions.

Credit Quality*

*	As a percentage of long-term municipal bonds and notes and preferred shares. Based on Standard & Poor’s or other equivalent rating.

8 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Portfolio of Investments | July 31, 2006

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
		Municipal Bonds & Notes – 154.7%
		Alabama – 0.8%
BBB	$845	Courtland, AL Industrial Dev Brd
		Environ Imp Rev, AMT, Ser B,
		6.25%, 08/01/25	08/01/13 @ 100	$914,983

		Arizona – 2.3%
Aaa	2,500	Phoenix, AZ Civic Impt Corp Excise Tax Rev,
		6.10%, 07/01/41 (FGIC)††	07/01/15 @ 100	2,607,950

		California – 34.2%
A-	4,000	California Dept of Water Res,
		Power Supply Rev, Ser A,
		5.125%, 05/01/19
		(Prerefunded @ 05/01/12)†	05/01/12 @ 101	4,318,240

A+	350	California Gen Oblig,
		5.50%, 04/01/30
		(Prerefunded @ 04/01/14)†	04/01/14 @ 100	387,002

A+	2,150	California Gen Oblig,
		5.50%, 04/01/30	04/01/14 @ 100	2,309,487

AAA	4,000	California Infrastructure & Econ Dev Rev,
		Bay Area Toll Brdgs, Ser A, 5.00%, 07/01/26
		(FGIC) (Escrowed to maturity)	No call provision	4,343,840

A	5,000	California Public Works Brd
		Dept Mental Health Lease Rev, Ser A,
		5.00%, 06/01/24	06/01/14 @ 100	5,120,000

AA-	3,500	California Statewide Cmntys Dev
		Auth Rev, Sutter Health, Ser A,
		5.00%, 11/15/43	11/15/15 @ 100	3,525,585

A+	6,000	California Various Purpose Gen Oblig,
		5.125%, 11/01/24	11/01/13 @ 100	6,232,980

A-	2,500	Chula Vista, CA Ind Dev Rev, Ser B
		AMT, 5.50% 12/01/21	06/02/14 @ 102	2,659,875

AAA	2,750	Golden State Tobacco Settlement
		Rev, Ser B, 5.375%, 06/01/28
		(Prerefunded @ 06/01/10)†	06/01/10 @ 100	2,905,815

AAA	4,000	Port of Oakland, CA Rev, AMT,
		Ser L, 5.00%, 11/01/22 (FGIC)	11/01/12 @ 100	4,103,160

AAA	2,500	San Diego, CA Unified School Dist,
		Ser D, 5.25%, 07/01/25 (FGIC)	07/01/12 @ 101	2,698,825

				38,604,809

		Colorado – 4.1%
AA	4,500	Colorado Health Facs Auth Rev,
		5.25%, 09/01/21	09/01/11 @ 100	4,647,375

		District of Columbia – 1.8%
Aaa	2,000	District of Columbia FHA Multi
		Henson Ridge-Rmkt, AMT,
		5.10%, 06/01/37 (FHA)	06/01/15 @ 102	2,014,760

See notes to financial statements.

Annual Report | July 31, 2006 | 9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments continued

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
		Florida – 10.0%
A+	$2,500	Highlands Co., FL Health Facs
		Auth Rev, Ser B, 5.25%, 11/15/23	11/15/12 @ 100	$2,576,625
A+	3,000	Highlands Co., FL Health Facs
		Auth Rev, Ser D, 5.875%, 11/15/29	11/15/13 @ 100	3,211,230
AAA	2,500	Miami-Dade Co., FL Aviation Rev, AMT,
		6.07%, 10/01/38 (CIFG)††	10/01/15 @ 100	2,576,800
AA-	2,750	South Broward Co., FL Hosp Dist
		Rev, 5.60%, 05/01/27	05/01/12 @ 101	2,942,885

				11,307,540

		Illinois – 7.4%
AAA	3,000	Chicago IL, O’Hare Intl Airport Rev,
		6.10%, 01/01/33 (FGIC)††	01/01/16 @100	3,149,160
A2	3,000	Illinois Dev Fin Auth Hosp Rev,
		5.65%, 11/15/24
		(Prerefunded @ 11/15/09)†	11/15/09 @ 101	3,187,530
AA	2,000	Illinois Hsg Dev Auth Homeowner Mtg,
		AMT, Ser A-2, 5.00%, 08/01/36	02/01/16 @ 100	1,996,900

				8,333,590

		Louisiana – 0.9%
BBB	1,000	De Soto Parish, LA Environ Imp
		Rev, AMT, Ser A, 5.85%, 11/01/27	11/01/13 @ 100	1,036,290

		Massachusetts – 4.8%
AAA	5,000	Massachusetts Special Oblig
		Dedicated Tax Rev, 5.25%, 01/01/26
		(Prerefunded 01/01/14) (FGIC) †	01/01/14 @ 100	5,400,600

		Michigan – 1.8%
BBB+	2,000	Michigan Strategic Fund Ltd Oblig
		Rev Ref, Ser C, 5.45%, 09/01/29	09/01/11 @ 100	2,088,080

		Missouri – 5.7%
AAA	6,000	Missouri Health & Educ Facs Auth
		Rev, Ser A, 5.25%, 06/01/28
		(Prerefunded @ 06/01/11) (AMBAC) †	06/01/11 @ 101	6,432,900

		Nevada – 5.0%
A-	5,410	Henderson, NV Health Care Fac Rev,
		Ser A, 5.625%, 07/01/24	07/01/14 @ 100	5,704,304

		New York – 34.0%
A-	4,600	Long Island, NY Power Auth Rev, Ser A,
		5.10%, 09/01/29	09/01/14 @ 100	4,753,548

AA-	4,000	Metropolitan Trans Auth Rev, Ser A,
		5.125%, 01/01/24	07/01/12 @ 100	4,143,040

A+	1,500	New York Dorm Auth Lease Rev, Ser A,
		5.375%, 05/15/22 (Prerefunded 05/15/13)†	05/15/13 @ 100	1,632,525

A+	2,500	New York Dorm Auth Lease Rev, Ser A,
		5.375%, 05/15/23 (Prerefunded 05/15/13)†	05/15/13 @ 100	2,720,875

See notes to financial statements.

10 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments continued

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
A3	$1,500	New York Dorm Auth Rev, North Shore
		Long Island Jewish Group,
		5.375%, 05/01/23	05/01/13 @ 100	$1,563,990

AA-	5,000	New York, NY Gen Oblig, Ser J,
		5.00%, 05/15/23	05/15/14 @ 100	5,145,750

A+	3,650	New York Muni Bond Bank Agy Special
		School Purpose Rev, Ser C,
		5.25%, 12/01/22	06/01/13 @ 100	3,837,610

AA-	4,000	New York Tobacco Settlement Funding
		Corp, Ser A1, 5.50%, 06/01/19	06/01/13 @ 100	4,288,480

AAA	5,000	Port Auth NY and NJ - Cons, 127th Rev,
		AMT, 5.20%, 12/15/26 (AMBAC)	06/15/12 @ 101	5,222,200

A	5,000	Suffolk Co, NY Ind Dev Agy Rev, AMT,
		5.25%, 06/01/27	06/01/13 @ 100	5,132,250

				38,440,268

		North Carolina – 3.6%
BBB	1,000	North Carolina Eastern Muni Power Agy
		Sys Rev Ref, Ser D, 5.125%, 01/01/23	01/01/13 @ 100	1,021,030

BBB	1,000	North Carolina Eastern Muni Power Agy
		Sys Rev Ref, Ser D, 5.125%, 01/01/26	01/01/13 @ 100	1,017,160

AAA	1,925	North Carolina Housing Fin Agy Rev, AMT,
		Ser 14A, 5.35%, 01/01/22 (AMBAC)	07/01/11 @ 100	1,974,126

				4,012,316

		Ohio – 9.5%
A+	3,000	Cuyahoga Co., OH Rev Ref, Ser A,
		6.00%, 01/01/20	07/01/13 @ 100	3,288,840

AA-	5,000	Lorain Co., OH Hosp Rev Ref, Ser A,
		5.25%, 10/01/33	10/01/11 @ 101	5,163,750

Aaa	2,250	Toledo, OH City School Dist Facs Imp
		Gen Oblig, 5.00%, 12/01/25 (FSA)	12/01/13 @ 100	2,332,215

				10,784,805

		Pennsylvania – 3.9%
BBB	2,340	Pennsylvania Higher Education Facs Auth
		Rev, 5.25%, 05/01/23	05/01/13 @ 100	2,403,952

BBB+	2,000	Pennsylvania State Higher Education,
		5.00%, 07/15/39	07/15/15 @ 100	2,002,800

				4,406,752

		Puerto Rico – 6.1%
AAA	1,500	Puerto Rico Hwy & Trans Auth Rev,
		Ser J, 5.50%, 07/01/24
		(Prerefunded @ 07/01/14)†	07/01/14 @ 100	1,657,665

BBB	5,000	Puerto Rico Public Bldgs Auth Rev,
		Ser I, 5.50%, 07/01/25	07/01/14 @ 100	5,271,650

				6,929,315

See notes to financial statements.

Annual Report | July 31, 2006 | 11

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments continued

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
		South Carolina – 3.2%
AAA	$2,500	Florence Co., SC Hosp Rev, Ser A,
		5.25%, 11/01/27 (FSA)	11/01/14 @ 100	$2,640,125
BBB	1,000	Georgetown Co., SC Environ Imp Rev,
		AMT, Ser A, 5.30%, 03/01/28	03/01/14 @ 100	1,001,190

				3,641,315

		South Dakota – 5.5%
AAA	5,000	South Dakota Hsg Dev Auth, Ser K, AMT,
		5.05%, 05/01/36	11/01/15 @ 100	5,019,750
A+	1,200	South Dakota St Hlth & Edl Fac, Ser A
		5.25%, 11/01/34	11/01/14 @ 100	1,230,564

				6,250,314

		Texas – 5.5%
Aaa	2,000	Bexar Co., TX Housing Fin, AMT,
		5.20%, 10/20/34 (GNMA/FHA)	10/20/14 @ 100	2,027,860
AAA	4,000	Eagle Mtn & Saginaw, TX Indep School
		Dist, Ser A, 5.25%, 08/15/23 (PSF)	08/15/13 @ 100	4,230,960

				6,258,820

		West Virginia – 4.6%
AAA	5,000	West Virginia Housing Dev Fund Rev,
		Ser D, 5.20%, 11/01/21	05/01/11 @ 100	5,143,350

		Total Municipal Bonds & Notes – 154.7%
		(Cost $167,597,436)		174,960,436

Rating (Moody)	Redemption Value (000)	Description		Value
		Preferred Shares – 3.7%
A3	2,000	Charter Mac Equity Trust, AMT, Ser A-4-1,
		5.75%, 04/30/15 (remarketing), 144A		2,113,700
A3	2,000	GMAC Municipal Mortgage Trust, AMT,
		Ser A1-3, 5.30%, 10/31/39,
		(10/31/19 remarketing), 144A		2,057,440

		Total Preferred Shares
		(Cost - $4,000,008)		4,171,140

Counterparty	Notional Amount (000)	Description	Expiration Date	Value
		Swaptions(1) – 0.7%
Goldman Sachs	85,000	Option on a pay fixed/receive floating rate 20 year interest rate swap (pay fixed rate of 5.20% and receive BMA rate with a weekly reset)	09/03/08	656,010
Goldman Sachs	7,000	Option on a pay fixed/receive floating rate 20 year interest rate swap (pay fixed rate of 6.50% and receive LIBOR rate with a weekly reset)	09/03/08	125,230

		Total Swaptions
		(Cost $5,402,500)		781,240

See notes to financial statements.

12 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments continued

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
		Short-Term Investments – 0.9%
		Alabama – 0.6%
AAA	$700	Mobile Co., AL, Indl Dev Auth Pollution Ctl Rev,
		VRDN, 3.57%, 07/15/32(2)	No call provision	$700,000

		Illinois – 0.1%
AAA	125	Will Co., IL Exempt Facs Rev, AMT,
		VRDN, 3.63%, 04/01/26(2)	No call provision	125,000

		Missouri – 0.2%
AA	200	Curators University of MO, Sys Facs Rev,
		Ser B, VRDN, 3.67%, 11/01/35(2)	No call provision	200,000

		Total Short-Term Investments
		(Cost - $1,025,000)		1,025,000

		Total Investments – 160.0%
		(Cost $178,024,944)		180,937,816

		Other assets in excess of liabilities – 1.4%		1,556,018
		Preferred Shares, at redemption value – (-61.4% of Net Assets Applicable to Common Shareholders or -38.4% of Total Investments)		(69,450,000)

		Net Assets Applicable to Common Shareholders – 100.0%(3)		$113,043,834

*	Unaudited – For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided.

**	Unaudited – Date and price of the earliest optional call or redemption provision. There may be other call provisions at varying prices at later dates.

†	This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

††	Inverse Floating Rate Security – the coupon rate changes inversely with interest rates. The rate shown is as of July 31, 2006.

(1)	Non-income producing securities.

(2)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of July 31, 2006.

(3)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:

AMBAC–	Insured by Ambac Assurance Corporation

AMT–	Alternative Minimum Tax

BMA–	Bond Market Association

CIFG–	Insured by CIFG Assurance NA

FGIC–	Insured by Financial Guaranty Insurance Co.

FHA–	Guaranteed by Federal Housing Administration

FSA–	Insured by Financial Security Assurance, Inc.

GNMA–	Guaranteed by Ginnie Mae

LIBOR–	London Inter-Bank Offered Rate

PSF–	Guaranteed by Texas Permanent School Fund

VRDN–	Variable rate demand notes are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The rate shown is as of July 31, 2006.

144A–	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006 these securities amounted to $4,171,140 which represents 3.7% of net assets applicable to common shareholders.

See notes to financial statements.

Annual Report | July 31, 2006 | 13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of Assets and Liabilities | July 31, 2006

Assets
Investments, at value (cost $178,024,944)	$180,937,816
Cash	81,256
Interest receivable	1,862,459
Other assets	37,646

Total assets	182,919,177

Liabilities
Dividends payable - preferred shareholders	65,311
Investment advisory fee payable	40,459
Servicing agent fee payable	26,947
Administration fee payable	3,849
Accrued expenses and other liabilities	288,777

Total liabilities	425,343

Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	69,450,000

Net Assets Applicable to Common Shareholders	$113,043,834

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized, 7,935,591 shares issued and outstanding	$7,936
Additional paid-in capital	112,471,279
Net unrealized appreciation on investments and swaptions	2,912,872
Accumulated undistributed net investment income	181,454
Accumulated net realized loss on investments and swaptions	(2,529,707)

Net Assets Applicable to Common Shareholders	$113,043,834

Net Asset Value Applicable to Common Shareholders (based on 7,935,591 common shares outstanding)	$14.25

See notes to financial statements.

14 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of Operations | For the year ended July 31, 2006

Investment Income
Interest		$8,977,957

Expenses
Investment advisory fee	$717,052
Servicing agent fee	478,035
Professional fees	299,317
Auction agent fees - preferred shares	224,769
Trustees’ fees and expenses	89,720
Printing expenses	74,840
Fund accounting	64,938
Administrative fee	50,561
Transfer agent fee	36,772
Insurance	30,615
NYSE listing fee	23,490
Custodian fee	20,083
Line of credit fee	3,598
Other	46,356

Total expenses		2,160,146
Investment advisory fees waived		(174,045)
Servicing agent fees waived		(116,030)

Net expenses		1,870,071

Net investment income		7,107,886

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		565,843
Swaptions		(894,000)
Net change in unrealized appreciation (depreciation) on:
Investments		(3,579,541)
Swaptions		626,240

Net realized and unrealized loss on investments		(3,281,458)

Distributions to Auction Market Preferred Shareholders from
Net investment income		(2,103,570)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$1,722,858

See notes to financial statements.

Annual Report | July 31, 2006 | 15

MZF l MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statements of Changes in Net Assets

	For the Year Ended July 31, 2006	For the Year Ended July 31, 2005
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$7,107,886	$7,280,738
Net realized loss on investments and swaptions	(328,157)	(295,158)
Net change in unrealized appreciation (depreciation) on investments and swaptions	(2,953,301)	7,212,061
Distributions to auction market preferred shareholders from net investment income	(2,103,570)	(1,241,239)

Net increase in net assets applicable to common shareholders resulting from operations	1,722,858	12,956,402

Distributions to common shareholders from
Net investment income	(5,189,877)	(6,221,503)

Total change in net assets applicable to common shareholders	(3,467,019)	6,734,899

Net assets applicable to common shareholders:
Beginning of period	116,510,853	109,775,954

End of period (including undistributed net investment income of $181,454 and $367,015, respectively.)	$113,043,834	$116,510,853

See notes to financial statements.

16 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Financial Highlights

Per share operating performance for one common share outstanding throughout each period	For the Year Ended July 31, 2006	For the Year Ended July 31, 2005	For the Period August 27, 2003* through July 31, 2004
Net asset value, beginning of period	$14.68	$13.83	$14.33	**

Investment operations
Net investment income	0.90	0.92	0.78
Net realized and unrealized gain on investments and swaptions transactions	(0.41)	0.87	(0.42)
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.27)	(0.16)	(0.08)

Total from investment operations	0.22	1.63	0.28

Distributions to common shareholders from net investment income	(0.65)	(0.78)	(0.63)

Common share offering costs charged to paid-in-capital in excess of par	—	—	(0.03)
Preferred shares offering costs/underwriting discount charged to paid-in-capital in excess of par	—	—	(0.12)

Total capital share transactions	—	—	(0.15)

Net asset value, end of period	$14.25	$14.68	$13.83

Market value, end of period	$12.29	$13.15	$13.11

Total investment return(a)
Net asset value	1.57%	12.03%	1.11%
Market value	-1.60%	6.47%	-8.62%
Ratios and supplemental data
Net assets end of period (thousands)	$113,044	$116,511	$109,776
Ratio of expenses to average net assets (net of fee waivers)(c)	1.63%	1.53%	1.34	%(b)
Ratio of expenses to average net assets (excluding fee waivers)(c)	1.89%	1.77%	1.56	%(b)
Ratio of net investment income(loss) to average net assets(c)	6.21%	6.34%	5.85	%(b)
Portfolio turnover	21%	15%	129%
Preferred shares, at redemption value ($25,000 per share liquidation preference)(thousands)	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$65,693	$66,941	$64,516

*	Commencement of investment operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

(a)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b)	Annualized.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

See notes to financial statements.

Annual Report | July 31, 2006 | 17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to Financial Statements

Note 1 – Organization & Accounting Policies:

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: The municipal bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

Securities Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required.

Swaptions: The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate interest and a payer of variable rate interest, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions to attempt to hedge some or all of its interest rate exposure in its holdings of municipal bonds. The Fund generally purchases pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation paragraph. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest. When the pay-fixed swaptions reach their scheduled expiration dates, the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date.

Dividends and Distributions: The Fund declares on a quarterly basis and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

Use of Estimates: The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between MBIA Capital Management Corp. (the “Adviser”) and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily net assets (including assets acquired from the sale of any preferred shares), plus the proceeds of any outstanding borrowings used for financial leverage (in total, the “Managed Assets”). The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser’s discretion.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees. This waiver is voluntary in nature and can be discontinued at the Servicing Agent’s discretion.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Fund. For the year ended July 31, 2006, the Fund recognized expenses of approximately $50,600 for these services.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

Note 3 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2006, aggregated $37,403,610 and $37,438,298, respectively.

18 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Notes to Financial Statements continued

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of July 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$178,076,342	$7,677,216	$(4,815,742)	$2,861,474

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership income.

As of July 31, 2006, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
2006	$295,438	$(2,526,982)	$2,861,474

The cumulative timing differences under tax basis accumulated capital loss is due to post-October losses.

As of July 31, 2006, the Fund had a capital loss carryforward of $2,497,591 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $8,249 on July 31, 2012, $1,863,882 on July 31, 2013 and $625,460 on July 31, 2014. Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended July 31, 2006, the Fund will elect to defer losses occurring between November 1, 2005 and July 31, 2006 in the amount of $29,391.

Distributions paid to shareholders during the tax years ended July 31, 2006 and 2005, were characterized as follows for tax purposes:

	Tax-exempt income	Ordinary income	Long-term capital gain	Total distributions
2006	$7,289,998	$3,449	$—	$7,293,447
2005	$7,462,087	$655	$—	$7,462,742

Note 5 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at July 31, 2006, of which the Adviser owned 6,981 shares. There were no transactions in common shares for the years ended July 31, 2006 or 2005, respectively.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares, Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2006, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding.

Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. The dividend rate range on the preferred shares of the Fund for the year ended July 31, 2006, were as follows:

Series	Low	High	At 7/31/06	Next Auction Date
M7	2.65%	3.75%	3.55%	8/07/06
W28	2.40%	3.78%	3.60%	8/16/06

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value plus any accrued dividends. Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of preferred shares.

Note 6 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At July 31, 2006, there was no outstanding balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2006 was $65,859 with a related weighted average interest rate of 5.20%.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Note 9 – Subsequent Dividend Declarations – Common Shareholders:

The Fund has declared the following dividends to common shareholders:

Rate Per Share	Declaration Date	Ex-Dividend Date	Record Date	Payable Date
$0.047	5/24/06	8/04/06	8/08/06	8/15/06
$0.047	8/16/06	9/06/06	9/08/06	9/15/06
$0.047	8/16/06	10/04/06	10/06/06	10/16/06
$0.047	8/16/06	11/06/06	11/08/06	11/15/06

Annual Report | July 31, 2006 | 19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

We have audited the accompanying statement of assets and liabilities of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”), including the portfolio of investments, as of July 31, 2006, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for each of the two years in the period ended July 31, 2005, and the statement of changes in net assets for the year ended July 31, 2005, were audited by other auditors whose report dated September 27, 2005, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MBIA Capital/ Claymore Managed Duration Investment Grade Municipal Fund at July 31, 2006, the results of its operations, the changes in its net assets and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

September 13, 2006

20 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Supplemental Informationl | (unaudited)

Federal Income Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (July 31, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2006 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 0.049% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore, the Fund designated $7,289,998 as tax-exempt income.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2006. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2007, an allocation of interest by state will be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

Trustees

The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.(1987-1997).	14	None.

Mark Jurish Year of Birth: 1959 Trustee	Since 2003	Founder and Chief Executive Officer of Larch Lane Advisors. Prior to forming Larch Lane, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988.	1	Serves on Best Practices Committee of The Greenwich Roundtable.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2003	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2003	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	15	None.
Interested Trustees:
Clifford D. Corso† 113 King Street Armonk, NY 10504 Year of Birth: 1961 Trustee and President	Since 2003	President of MBIA Asset Management LLC & MBIA Capital Management Corp.; Chief Investment Officer, MBIA Insurance Corp.	1	None.

Nicholas Dalmaso Year of Birth: 1965 Trustee, Chief Executive Officer and Chief Legal Officer	Since 2003	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	17	None.

*	The business address of each Trustee unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

**	The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Corso is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of MBIA Asset Management and MBIA Capital Management Co., the Fund’s Investment Adviser.

††	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund’s Servicing Agent.

Annual Report | July 31, 2006 | 21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Leonard I. Chubinsky 113 King Street Armonk, NY 10504 Year of Birth: 1948 Assistant Secretary and Assistant Vice President	Since 2003	General Counsel and Secretary, MBIA Asset Management LLC & MBIA Capital Management Corp.; Deputy General Counsel, MBIA Insurance Corp.

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jim Howley Year of Birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2006	Vice President of Claymore Securities, Inc.; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).

*	The business address of each officer unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment Plan | (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York (“BONY”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: 800-701-8178.

Annual Report | July 31, 2006 | 23

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Investment Management Agreement Contract Re-approval | (unaudited)

On June 13, 2006, the Board of Trustees, including the Independent Trustees (those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended), of the Board of Trustees of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) met to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and MBIA Capital Management Corp. (the “Adviser”). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, Claymore Securities, Inc. (“Claymore Securities”), the servicing agent of the Fund, Claymore Advisors, LLC (“Claymore Advisors” and, together with Claymore Securities, “Claymore”), the administrator of the Fund, Fund legal counsel and independent legal counsel with respect to contract renewal.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Claymore. The Adviser and Claymore provided extensive information in response to the request. Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the Adviser’s profitability and the effectiveness of the compliance program adopted by the Adviser. In addition, Claymore provided additional information regarding the components of the Fund’s expenses.

Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund to renew the Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board of Trustees’ analysis, but rather the Board of Trustees considered a variety of factors.

With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser’s response to various inquiries, including regulatory and legal issues, the Adviser’s Form ADV, financial information regarding the Adviser and the financial support of the Fund provided in the form of an expense waiver. The Board of Trustees also considered the key personnel available to manage the portfolio. The Board of Trustees considered the Adviser’s ability to achieve the Fund’s investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility, and noted the Fund’s distribution yield of 5.31% as of April 30, 2006 (or 8.17% taxable equivalent yield for taxpayers in the 35% tax bracket). The Board of Trustees also considered the Adviser’s implementation of a hedging strategy designed to protect the value of the Fund’s assets against an anticipated rise in interest rates (the “Hedging Strategy”). The Board of Trustees concluded that the Adviser was qualified to provide the services under the Advisory Agreement.

In considering investment performance, the Board of Trustees reviewed the Fund’s total return on a net asset value basis for the twelve months ended April 30, 2006 and since inception and compared it to the performance of the Lehman Municipal Index and the Lehman 15 Year Municipal Index (“Lehman Indices”) and noted that the Fund’s performance was within a reasonable range of the Lehman Indices. The Board of Trustees also compared the Fund’s net asset value performance to the performance of a peer group of closed-end funds with similar investment objectives to the Fund that came to market around the same time as the Fund (“peer group of funds”). The Board of Trustees noted, however, the Adviser’s statement regarding the difficulty in selecting a comparable peer group of funds due to the unique nature of the Fund’s 100% investment grade portfolio and the Hedging Strategy. The Board of Trustees noted that the Fund’s investment performance on a net asset value basis had under performed the peer group of funds for the twelve months ended April 30, 2006 and since inception. They considered the Adviser’s statement that the Fund’s portfolio composition is defensive in nature and that pursuant to the Fund’s prospectus, the Fund holds an investment grade portfolio and has utilized the Hedging Strategy to help protect the portfolio against anticipated significant rises in interest rates. The Board of Trustees also reviewed information provided by the Adviser indicating that high yield securities, which the peer group of funds

24 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

can invest in, had out-performed investment grade securities as an asset class over the relevant time periods to which some of the Fund’s under-performance could be attributed. With respect to the Hedging Strategy, the Board of Trustees considered the Adviser’s statement that the Hedging Strategy had not benefited the Fund as anticipated due to the interest rate climate since the Fund’s inception although it had recently begun to provide positive results, and the Board of Trustees concluded that in employing the Hedging Strategy the Adviser acted consistently with its market forecasts and economic outlooks and the marketing of the Fund. They concluded that the Adviser’s investment performance met expectations given the Fund’s portfolio composition and Hedging Strategy as described in the prospectus.

The Board of Trustees also reviewed the Fund’s yield for the twelve months ended April 30, 2006 and compared it to the peer group of funds. The Board of Trustees noted that the Fund’s yield was below that of the peer group of funds but considered the Adviser’s statement that the Fund’s yield would be expected to be lower than the peer group of funds given the 100% investment grade nature of the Fund’s defensive portfolio, whereas the peer group of funds had some level of below investment grade securities and also that the Fund has a shorter duration than the peer group of funds, which provides the Fund with less market risk than the peer group of funds. The Board of Trustees also considered that the yield of the Fund was expected to improve following the efforts to reduce Fund expenses described below.

The Board of Trustees reviewed the Fund’s total return based on market price for the twelve months ended April 30, 2006 and since inception. With respect to the market price performance, the Board of Trustees noted that during the twelve months ended April 30, 2006, the return on the Fund’s shares was below the average market return of the peer group of funds. The Board of Trustees also noted that the Fund’s shares had traded at higher average discounts than the peer group of funds during the quarterly periods from August 1, 2005 through April 30, 2006, and considered the Adviser’s statement that the discount could be deeper compared to the peer group of funds as a result of a variety of factors including the lower yield of the Fund because of the higher quality of the portfolio holdings compared to the peer group of funds. The Board of Trustees noted the Adviser’s and Claymore’s statements that, although the market discount of the Fund’s shares is largely out of the control of the Adviser and Claymore, both parties will further attempt to narrow the discount by increasing the Fund’s marketing efforts and working to reduce the Fund’s expenses as described below. The Board of Trustees noted Claymore’s efforts in providing marketing and servicing support for the Fund, including Claymore’s proactive communications with broker-dealers and relationship management with dealer syndicate desks and closed-end fund analysts.

The Board of Trustees compared the Fund’s advisory fee and expense ratio to the peer group of funds, an expense peer group (comprised of municipal securities closed-end funds with asset levels similar to the Fund’s) and to the Lipper General Municipal Debt Leveraged funds (“Lipper Universe”). The Board of Trustees also reviewed the average and median advisory fees and expense ratios of the peer group of funds, of the expense peer group and of the Lipper Universe. In reviewing the Fund’s advisory fee, the Board of Trustees also considered the servicing fee paid to Claymore Securities since that function was typically included in the advisory fees of the peer group of funds and the expense peer group. The Board of Trustees also considered that the Adviser and Claymore Securities were waiving a portion of their contractual fees until September 1, 2009 and that giving effect to these waivers, the combined advisory fee and servicing fee was equivalent to the average and the median advisory fee (net of waivers) of the expense peer group and the Lipper Universe, and concluded that the advisory fee was reasonable. The Board of Trustees noted that the Fund’s expense ratio was above the average of the expense peer group and the Lipper Universe and higher than the estimated expense ratio disclosed in the Fund’s prospectus. Therefore, the Board of Trustees requested that the Adviser and Claymore work to find ways to reduce the Fund’s net expense ratio as a percentage of common assets to the estimated net annual expense ratio disclosed in the Fund’s common shares prospectus, within one year. As part of the efforts to reduce the expense ratio, the Board of Trustees agreed to reduce their quarterly retainer and directed the Advisor and Claymore to take steps to reduce legal fees and other expenses. In addition, the Advisor and Claymore Securities each agreed to an additional waiver on their respective fees of 3.75 basis points and 2.5 basis points with respect to the Advisory Agreement and the Servicing Agreement, respectively, to be reevaluated after six months.

Annual Report | July 31, 2006 | 25

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurred in providing the services to the Fund and concluded that the Adviser’s profitability was not unreasonable.

The Board of Trustees considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board of Trustees considered the Adviser’s statement that the expenses incurred in connection with providing investment advisory services to the Fund are generally fixed. The Board of Trustees also considered that, by design, closed-end funds’ assets remain relatively fixed and therefore economies of scale in such funds are difficult to obtain through growth in assets. The Board of Trustees also considered the Adviser’s statement that it believes expenses relating to providing investment advisory services to the Fund will remain approximately the same over the next year. Therefore, the Board of Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services to justify a breakpoint at the time that the Advisory Agreement was being renewed. The Board of Trustees noted, however, that the advisory fee does reflect certain economies of scale within the Adviser’s organization that have been shared with the Fund. For example, the Board of Trustees noted that the Adviser employs the same management team, trading systems and credit research resources with respect to the Fund as it does with respect to the other municipal bond portfolios under its management and that the advisory fee was set based upon the resulting economies of scale.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund.

26 | Annual Report | July 31, 2006

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund Information

Board of Trustees	Officers	Investment Adviser	Accounting Agent, Custodian, Transfer Agent and Auction Agent
Randall C. Barnes	Clifford D. Corso President	MBIA Capital Management Corp.
Clifford D. Corso*	Nicholas Dalmaso	Armonk, New York	The Bank of New York NewYork, NewYork
Nicholas Dalmaso*	Chief Executive Officer and	Servicing Agent
Mark Jurish	Chief Legal Officer Steven M. Hill	Claymore Securities, Inc. Lisle, Illinois	Legal Counsel
Ronald A. Nyberg	Chief Financial Officer,	Administrator	Simpson Thacher & Bartlett LLP
Ronald E. Toupin, Jr.	Chief Accounting Officer and Treasurer	Claymore Advisors, LLC Lisle, Illinois	NewYork, NewYork
* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.	Leonard Chubinsky Assistant Secretary and Assistant Vice President Bruce Saxon Chief Compliance Officer Melissa Nguyen Secretary James Howley Assistant Treasurer		Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, Illinois

Privacy Principles of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website- www.MBIA.com.

Questions concerning your shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian, Transfer Agent and Auction Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures related to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 are available on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov and is available, without charge, upon request by calling (866)-819-5301.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com. To obtain information on Form N-Q from the Fund, please call (800)-345-7999.

In December 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Annual Report | July 31, 2006 | 27

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

About the Fund Managers

MBIA Capital Management Corp.

MBIA Capital Management Corp., (“MBIA Capital Management”), the Fund’s Investment Adviser, is based in Armonk, New York and was created in 1994 to provide fixed-income asset management services. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. MBIA Capital Management Corp. is owned by MBIA Asset Management Group, a $55 billion dollar manager of fixed income products. The parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

Investment Philosophy

MBIA Capital Management’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. MBIA Capital Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors.

Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Our rigorous bottom-up process is rooted in fundamental credit analysis and MBIA’s proprietary research.

MBIA Capital Management Corp.

113 King Street

Armonk, NY 10504

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)	(1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Randall Barnes. Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as President of Pizza Hut International and Senior Vice President of Strategic Planning for PepsiCo. In his role as President, he supervised the CFO and Controller of Pizza Hut International. In Mr. Barnes’ role as Senior Vice President of Strategic Planning, he presented monthly earnings estimates to the CEO while working closely with the corporate controller.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.)

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $36,000 and $65,000 for the fiscal years ending July 31, 2006 and July 31, 2005, respectively.

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $5,000 and $15,000 for the fiscal years ending July 31, 2006 and July 31, 2005, respectively.

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,000 and $8,500 for the fiscal years ending July 31, 2006 and July 31, 2005, respectively.

(d) All Other Fees: the aggregate fees billed for both the fiscal years ending July 31, 2006 and July 31, 2005 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0.

(e) Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services related directly to the operations and financial reporting of the Fund.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for each of the last two fiscal years of the registrant were $0.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the Registrant is comprised of: Mark Jurish; Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, MBIA Capital Management Corp.(the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser (the “Proxy Voting Policies”) are included as an Exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) A team of investment professionals at MBIA Capital Management Corp. share primary responsibility for the day-to-day portfolio management of the Fund. The following provides information regarding the members of the team as of July 31, 2006.

Name	Since	Professional Experience
Clifford D. Corso	2003 (Inception)	President of MBIA Asset Management & MBIA Capital Management Corp.; Chief Investment Officer, MBIA

E. Gerard Berrigan	2006	Managing Director, MBIA-CMC (1994-present); Head of Portfolio Management

(a) (2) (i-iii) Other accounts managed. MBIA Capital Management Corp. does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the MBIA Capital Management Corp. Portfolio Managers as of July 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Clifford D. Corso	2	$117 million	14	$8.3 billion	211	$47.4 billion
E. Gerard Berrigan	0	$0		$0	201	$37.7 billion

(a) (2) (iv) Conflicts of Interest. MBIA Capital Management Corp. provides advisory services to other clients which invest in securities of the same type that the Fund invests in (ie: municipal obligations). These include certain managed accounts which are affiliates of MBIA Capital Management Corp. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. As of July 31, 2006, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provides a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.

(a) (3) Compensation. As of July 31, 2006, MBIA Capital Management Corp. as Adviser to the Fund, compensates the Fund’s portfolio managers for their management of the Fund. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual’s responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional’s own self-assessment of their years’ work relative to their responsibilities and also includes supervisor evaluation. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Additionally, there is a long-term incentive plan, which is eligible for participation by employees at the Vice President level and above. Total compensation of the Fund’s portfolio managers is not related to Fund performance.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the MBIA Capital Management Corp. Portfolio Managers as of July 31, 2006:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Clifford D. Corso	None
E. Gerard Berrigan	None

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a	)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b	)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c	)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MBIA Capital /Claymore Managed Duration Investment Grade Municipal Fund

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso,
Chief Executive Officer and Chief Legal Officer

Date: October 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso,
Chief Executive Officer and Chief Legal Officer

Date: October 3, 2006

By:	/s/ Steven M. Hill
Steven M. Hill
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: October 3, 2006